T-1 TREASURY TRUST
                                 P. O. Box 2529
                              2303 Yorktown Avenue
                           Lynchburg, Virginia 24501
                                 (804) 846-1361
                                 (800) 544-6060

     API Trust ("Trust") is an open-end, management investment company that currently consists of seven separate series ("Series"). This Prospectus relates only to shares of the T-1 Treasury Trust ("Fund"), a diversified series of the Trust. The Fund's investment objective is to seek current income while limiting credit risk. It pursues this objective by investing in U.S. Treasury securities with remaining maturities of one year or less. Although the Fund limits its investments to securities with remaining maturities of one year or less, it is not operated as a money market fund and accordingly does not seek to and will not maintain a stable net asset value. No assurance can be given that the Fund will achieve its investment objective.

     Shares of the Fund are offered through Yorktown Distributors, Inc. ("Distributors"). The Fund's minimum initial investment is $500; subsequent investments must be at least $100. The Fund pays expenses related to the distribution of its shares.

     This Prospectus sets forth concisely the information about the Trust and the Fund that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated October 1, 1997 has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference herein. It is available, at no charge, by contacting the Trust at the address or telephone numbers provided above.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
  UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
   CONTRARY IS A CRIMINAL OFFENSE.

                   This Prospectus is dated October 1, 1997.

                               TABLE OF CONTENTS

     TOPIC                                                                                                PAGE
     -----                                                                                                ----
TABLE OF FUND EXPENSES................................................................................       3

FINANCIAL HIGHLIGHTS..................................................................................       4

INVESTMENT OBJECTIVE AND POLICIES.....................................................................       5

OTHER INFORMATION.....................................................................................       5
  Temporary Investments...............................................................................       5
  Borrowing and Other Policies........................................................................       6
  Portfolio Turnover..................................................................................       6

MANAGEMENT OF THE FUND................................................................................       6

PURCHASE OF FUND SHARES...............................................................................       6
  Distribution Arrangements...........................................................................       6
  How Shares May Be Purchased.........................................................................       7
  Systematic Investment Plan..........................................................................       8
  Exchange Privileges.................................................................................       8
  Determining Net Asset Value.........................................................................       9

REDEMPTION OF FUND SHARES.............................................................................       9
  How Shares May Be Redeemed..........................................................................       9
  Systematic Withdrawal Plan..........................................................................      10

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES..............................................................      10
  Dividends and Other Distributions...................................................................      10
  Taxes...............................................................................................      10
  Qualified Retirement Plans..........................................................................      11

PERFORMANCE INFORMATION...............................................................................      11

FUND SHARES...........................................................................................      12

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.....................................................      13

GENERAL INFORMATION...................................................................................      13

                             TABLE OF FUND EXPENSES

     The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.

SHAREHOLDER TRANSACTION EXPENSES
     Sales load imposed on purchases...............................................................     None
     Redemption fees...............................................................................     None
     Sales load imposed on reinvested dividends....................................................     None
     Exchange fees.................................................................................     None

ANNUAL FUND OPERATING EXPENSES
     (as a percentage of average net assets) (1)(2)
     Management Fees (after wavers)................................................................    0.10%
     12b-1 Fees (after waivers)....................................................................    0.25%
     Other Expenses (3)............................................................................    1.14%
                                                                                                      ------
     Total Fund Operating Expenses (after waivers).................................................    1.49%

     (1) "Annual Fund Operating Expenses"are based on operating expenses incurred by the Fund for the fiscal year ended May 31, 1997. Long-term shareholders may pay more in 12b-1 fees over time as a percentage of their initial investment than the amount of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD").

     (2) The Fund's distributor, Yorktown Distributors, Inc. ("Distributors") has agreed to limit the Fund's Rule 12b-1 fees to an annual rate of 0.25% of the Fund's average daily net assets. In addition, the Fund's investment adviser, Yorktown Management & Research Company, Inc. (the "Adviser") waived a portion of its advisory fees during the fiscal year ended May 31, 1997. Without such waivers, Management Fees, 12b-1 Fees and Total Fund Operating Expenses would have been 0.60%, 0.50%, and 2.24%, respectively.

     (3) Other Expenses may vary significantly depending upon the size of the Fund.

EXAMPLE - A shareholder would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each period.

After 1 year.................................................................     $  15
After 3 years................................................................        47
After 5 years................................................................        82
After 10 years...............................................................       179

     The Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The 5% annual return assumed in the Example is required by regulations of the Securities and Exchange Commission ("SEC") and is not a predication of, and does not represent, the projected or actual performance of Fund shares. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     The table below provides financial highlights for one share of the Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes have been audited by Coopers & Lybrand L.L.P., independent certified public accountants, whose report thereon is also included in the Statement of Additional Information. The financial highlights appearing below were derived from financial statements audited by Coopers & Lybrand L.L.P. Prior to November 23, 1994, the Fund followed a strategy of using multiple investment styles by investing primarily in the shares of other registered investment companies. Prior to February 22, 1991, the Fund invested directly in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

                                                                      FOR THE YEAR/PERIOD ENDED MAY 31,
                                                   ------------------------------------------------------------------------
                                                    1997       1996       1995       1994       1993       1992       1991
                                                   ------     ------     ------     ------     ------     ------     ------
FOR A SHARE OUTSTANDING THROUGHOUT EACH
  YEAR/PERIOD:
Net asset value, beginning of year/period......    $ 4.69     $ 4.73     $ 4.75     $ 5.15     $ 5.16     $ 5.03     $ 5.05
                                                   ------     ------     ------     ------     ------     ------     ------
Income from investment operations:
  Net investment income........................      0.21       0.17       0.23       0.19       0.18       0.17       0.28
  Net realized and unrealized gain (loss) on
    investments................................      0.02                            (0.35)      0.03       0.17       0.04
                                                   ------     ------     ------     ------     ------     ------     ------
    Total income (loss) from investment
      operations...............................      0.19       0.17       0.23      (0.16)      0.21       0.34       0.32
                                                   ------     ------     ------     ------     ------     ------     ------
Distributions:
  From net investment income...................     (0.17)     (0.21)     (0.25)     (0.14)     (0.22)     (0.13)     (0.30)
  From net realized gain on security
    transactions...............................                                      (0.10)                (0.08)     (0.04)
                                                   ------     ------     ------     ------     ------     ------     ------
    Total distributions........................     (0.17)     (0.21)     (0.25)     (0.24)     (0.22)     (0.21)     (0.34)
                                                   ------     ------     ------     ------     ------     ------     ------
      Net asset value, end of year/period......    $ 4.71     $ 4.69     $ 4.73     $ 4.75     $ 5.15     $ 5.16     $ 5.03
                                                   ------     ------     ------     ------     ------     ------     ------
                                                   ------     ------     ------     ------     ------     ------     ------
Total return...................................      4.13%      3.67%      4.99%     (3.48)%     4.18%      6.78%      6.36%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year/period (000's
   omitted)....................................    $2,528     $6,652     $4,049     $4,234     $7,295     $5,614     $1,981
  Ratio of expenses to average net assets(3)...      1.49%      1.49%      1.76%      1.57%      1.44%      2.08%      3.21%
  Ratio of net investment income to average net
    assets.....................................      3.66%      3.77%      4.19%      3.71%      4.72%      5.01%      4.97%
  Portfolio turnover rate......................       108%       278%       292%       127%       308%       391%       169%


                                                  1990       1989       1988(1)
                                                 ------     ------     ---------
FOR A SHARE OUTSTANDING THROUGHOUT EACH
  YEAR/PERIOD:
Net asset value, beginning of year/period......  $ 5.00     $ 4.91      $  4.99
                                                 ------     ------     ---------
Income from investment operations:
  Net investment income........................    0.31       0.19         0.01
  Net realized and unrealized gain (loss) on
    investments................................    0.02       0.04        (0.09)
                                                 ------     ------     ---------
    Total income (loss) from investment
      operations...............................    0.33       0.23        (0.08)
                                                 ------     ------     ---------
Distributions:
  From net investment income...................   (0.28)     (0.14)
  From net realized gain on security
    transactions...............................
                                                 ------     ------
    Total distributions........................   (0.28      (0.14)
                                                 ------     ------
      Net asset value, end of year/period......  $ 5.05     $ 5.00      $  4.91
                                                 ------     ------     ---------
                                                 ------     ------     ---------
Total return...................................    6.67%      4.71%      (11.68)%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year/period (000's
   omitted)....................................  $2,976     $2,406      $   375
  Ratio of expenses to average net assets(3)...    2.37%      3.40%        7.19%(2)
  Ratio of net investment income to average net
    assets.....................................    6.27%      4.83%        1.39%(2)
  Portfolio turnover rate......................      54%        12%          --

------------------------------

(1) Commencement of operations was April 12, 1988.

(2) Annualized.

(3) Without fees waived/reimbursed by the investment adviser and distributor, the ratio of expenses to average net assets would have been 2.24%, 2.46%, 2.56%, 2.16%, 2.04%, 2.70%, 3.81%, 2.88%, 4.03% and 7.86%, respectively.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek current income while limiting credit risk. The Fund seeks to achieve its objective by investing under normal conditions in U.S. Treasury securities (bills, notes and bonds) and other direct obligations of the U.S. Treasury that are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government. Dividends paid by the Fund that are attributable to interest on such obligations are generally exempt from state and local income tax (see "Dividends, Other Distributions and Taxes"). The Fund limits it investments to securities with remaining maturities of one year or less. All investments involve risks, and there is no assurance that the investment objective of the Fund will be achieved. Although the Fund limits its investments to securities with remaining maturities of one year or less, it is not operated as a money market fund and accordingly does not seek to and will not maintain a stable net asset value.

     U.S. Treasury securities historically have involved little risk of loss of principal if held to maturity. Such securities, however, are subject to variations in market value due to interest rate fluctuations. If interest rates fall, the market value of fixed-income securities tend to rise; if interest rates rise, the market value of fixed-income securities tends to fall. In general, securities with remaining maturities of one year or less are less vulnerable to price changes than securities with longer remaining maturities.

     The Fund may invest in certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interest in such U.S. Treasury securities or coupons. The Fund may purchase U.S. Treasury STRIPS ("Separate Trading of Registered Interest and Principal of Securities") that are created when coupon payments and the principal payment are stripped from an outstanding Treasury bond by a Federal Reserve bank. These securities may be more sensitive to market interest rate fluctuations than interest paying government securities of the same maturity.

     The investment objective of the Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940 ("1940 Act"). Certain other investment limitations that apply to the Fund also may not be changed without shareholder approval, as described in the Statement of Additional Information. All other investment policies, unless otherwise indicated, may be changed by the Trust's Board of Trustees without shareholder approval.

                               OTHER INFORMATION

TEMPORARY INVESTMENTS

     Pending investment, for liquidity or when Yorktown Management & Research Company, Inc. (the "Adviser"), the Fund's investment adviser, believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or any portion of its assets in money market mutual funds or directly in money market instruments such as (1) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (2) instruments (such as certificates of deposit, demand and time deposits and bankers' acceptances) of banks and savings associations that are insured by the Federal Deposit Insurance Corporation; (3) repurchase agreements secured by U.S. Government securities; and (4) commercial paper, including master demand notes, rated A-1 by Standard & Poor's Ratings Services or P-1 by Moody's Investors Service, Inc. To the extent the Fund invests more than $100,000 in a single bank or savings association, the investment is not protected by federal insurance. The Adviser will waive its advisory fee to the extent Fund assets are invested in money market funds.

BORROWING AND OTHER POLICIES

     The Fund may temporarily borrow money from banks for extraordinary or emergency purposes, but not in excess of the lesser of 10% of its total assets (valued at cost) or 5% of its total assets (valued at market). The Fund also may invest up to 10% of its net assets in securities for which no readily available market exists and may lend securities constituting up to 5% of its net assets.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. For the fiscal years ended May 31, 1997 and 1996, the Fund's portfolio turnover rates were 108% and 278%, respectively. A high portfolio turnover rate (100% or more) involves correspondingly greater transaction costs, which will be borne directly by the Fund, and increases the potential for short-term capital gains and taxes.

                             MANAGEMENT OF THE FUND

     The Trust's Board of Trustees has overall responsibility for the operation of the Trust. Pursuant to that responsibility, the Board has selected the Adviser to act as investment adviser and administrator for the Fund. Services provided by the Adviser include the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services. For its services, the Adviser receives a monthly fee, calculated daily, payable at an annual rate of 0.60% of the average daily net assets of the Fund.

     The Adviser has acted as the investment adviser to the Fund since it commenced operations on April 12, 1988. The Adviser, whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, was incorporated under the laws of the State of Maryland in 1984 and is controlled by David D. Basten. In addition, Mr. Basten currently serves as the Fund's portfolio manager and has served in that capacity since commencement of the Fund's operations. He is also the portfolio manager of the Trust's other Series.

     The Adviser places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers, selected by it in its discretion. A factor in the selection of a broker-dealer includes the sale of Fund shares by such broker-dealer.

                            PURCHASE OF FUND SHARES

DISTRIBUTION ARRANGEMENTS

     Yorktown Distributors, Inc., whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, is the distributor of shares of the Fund. Distributors is an affiliate of the Adviser and is controlled by David D. Basten.

     The Trust's Board of Trustees has adopted and the Fund's shareholders have approved a plan of distribution pursuant to Rule 12b-1 under the 1940 Act ("Plan"). The Plan provides that the Fund will pay Distributors, as compensation for Distributors' distribution activities with respect to the Fund, a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund and will pay Distributors, as compensation for Distributors' service activities with respect to the Fund and its shareholders, a monthly fee at the annual rate of 0.25% of the average daily net assets of the Fund. The Fund and Distributors have agreed, however, to limit payments pursuant to the Plan for distribution and service activities to an annual rate of 0.25% of the Fund's average daily net assets.

     As distributor of Fund shares, Distributors may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including compensation to employees of Distributors; compensation to and expenses, including overhead and telephone and other communication expenses, of Distributors and selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by Distributors and allocated by Distributors to its efforts to distribute shares of the Fund such as office rent, employee salaries, employee bonuses and other overhead expenses.

     During the period it is in effect, the Plan obligates the Fund to pay fees to Distributors as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. Thus, even if Distributors' expenses exceed its fees, the Fund will not be obligated to pay more than those fees and, if Distributors' expenses are less than such fees, it will retain the full fee and realize a profit.

     Distributors may also pay certain banks, fiduciaries, custodians for public funds, investment advisers and broker-dealers a fee for administrative services in connection with the distribution of Fund shares. Such fees would be based on the average net asset value represented by shares of the administrators' customers invested in the Fund. This fee is in addition to any commissions these entities may receive from Distributors out of the fees it receives pursuant to the Plan, and, if paid, will be reimbursed by the Adviser and not the Fund. Distributors also may provide additional incentives to brokers that sell shares of the Fund. In some instances, these incentives may be offered only to certain brokers that have sold or may sell significant amounts of shares.

     Applicable banking laws prohibit certain deposit-taking institutions from underwriting or distributing securities. There is currently no precedent prohibiting banks from performing administrative services in connection with the distribution of Fund shares. If a bank were prohibited from performing such administrative services, its shareholder clients would be permitted to remain shareholders of the Fund and alternate means of servicing such shareholder would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

HOW SHARES MAY BE PURCHASED

     Application forms for the purchase of Fund shares can be obtained from Distributors or from a broker-dealer that has entered into an agreement with Distributors. The Fund's minimum initial investment is $500, and the minimum for additional investments is $100. An exception to these minimums is granted for investments made pursuant to special plans or if approved by Distributors. All orders are executed at the net asset value per share next computed after receipt and acceptance of the order by Fund Services, Inc., the Fund's transfer agent. The Fund does not impose a front-end sales load when Fund shares are purchased; however, a broker-dealer may charge its client a fee for selling Fund shares. The Trust and Distributors reserve the right to reject any purchase order.

     When shares of the Fund are initially purchased, an account is automatically established for the shareholder. Any shares of the Fund subsequently purchased or received as a distribution are credited directly to the shareholder account. No share certificates are issued unless specifically requested in writing to the Trust. Certificates are issued in full shares only. In addition, no certificates are issued for shares purchased by check until 15 business days have elapsed, unless the Trust is reasonably assured that payment for the shares has been collected. There is no charge for certificate issuance.

SYSTEMATIC INVESTMENT PLAN

     Shareholders may purchase Fund shares through a Systematic Investment Plan. Under the Plan, Fund Services, Inc., at regular intervals, will automatically debit a shareholder's bank checking account monthly or quarterly in an amount of $100 or more (subject to the $500 minimum initial investment), as specified by the shareholder. The purchase of Fund shares will be effected at their offering price at the close of normal trading on the New York Stock Exchange, Inc. ("NYSE") on or about the 15th day of the month. To obtain an application for the Systematic Investment Plan, write to Distributors at the address shown on the back cover of this Prospectus.

EXCHANGE PRIVILEGES

     Shares of the Fund may be exchanged for shares of the Trust's Series listed below without an exchange fee. Each of these Series seeks to achieve its investment objective by investing in shares of open-end and closed-end investment companies ("underlying funds"). The Trust's Series with which exchanges may be made are:

     Growth Fund, which seeks growth of capital.

     Capital Income Fund, which seeks primarily high current income and secondarily growth of capital and income.

     Shareholders must place exchange orders in writing with the transfer agent, Fund Services, Inc., at P.O. Box 26305, Richmond, Virginia 23260. Telephone exchanges are not available. All permitted exchanges will be effected based on the net asset value per share of each Fund that is next computed after receipt by the transfer agent of the exchange request in "good order".

     An exchange request is considered in "good order" only if:

     1. The dollar amount or number of shares to be purchased is indicated.

     2. The written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account.

     3. Where share certificates have been issued, the written request is accompanied by the certificates for shares to be redeemed, properly endorsed in form for transfer, and either the share certificates or separate instructions of assignment (stock powers) signed by each registered owner and co-owner exactly as the shares are registered.

     4. The signatures on any share certificates (or on accompanying stock powers) are guaranteed by a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc.'s Medallion Signature Program ("MSP"). Signature guarantees from a notary public are not acceptable.

     Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request. In addition, exchanges are only available in states where they may legally be made.

     The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. Before making any exchange, shareholders should contact Distributors or their broker to obtain more information about exchanges and prospectuses of the Trust's series to be acquired through the exchange. For tax purposes, an exchange is treated as a redemption and a subsequent purchase. Any capital gains or losses on the shares exchanged should be reported for tax purposes. The price of the acquired shares is the new cost basis for income tax purposes.

DETERMINING NET ASSET VALUE

     The net asset value of the Fund's shares is determined as of the close of normal trading (currently 4:00 p.m. eastern time) on the NYSE each day that the NYSE is open for business. The net asset value per share is computed by dividing the value of the Fund's securities plus any cash and other assets (including dividends accrued but not yet collected) minus all liabilities (including accrued expenses) by the total number of Fund shares outstanding.

     The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities having 60 days or less remaining to maturity are valued at their amortized cost.

                           REDEMPTION OF FUND SHARES

HOW SHARES MAY BE REDEEMED

     Fund shares may be redeemed by mailing redemption requests to the Fund's transfer agent, Fund Services, Inc., at P.O. Box 26305, Richmond, Virginia 23260. Upon receipt at the offices of Fund Services, Inc. of a redemption request in "good order", as described in "Exchange Privileges" above, the shares will be redeemed at the net asset value per share computed at the close of normal trading on the NYSE on that day. Redemption requests received after the close of normal trading will be executed at the net asset value per share next computed. The signature(s) on all redemption requests of $10,000 or more must be guaranteed as described above.

     Redemption proceeds will be forwarded by check within five days of the receipt of a redemption request. If the shares to be redeemed were paid for by check, then to allow clearance the redemption proceeds may be delayed for up to 15 days after the purchase date. The redemption proceeds may be more or less than the original cost.

     Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Distributors, your broker or Fund Services, Inc.

     Because of the high cost of maintaining small accounts, the Trust reserves the right to redeem shareholder accounts of less than $100 net asset value resulting from redemptions or exchanges. If the Trust elects to redeem such shares, it will notify the shareholder of its intention to do so and provide the shareholder with the opportunity to increase the amount invested to $100 or more within 30 days of notice.

SYSTEMATIC WITHDRAWAL PLAN

     An investor who has made an initial investment of at least $10,000 in the Fund or otherwise has accumulated shares valued at no less than $10,000 is eligible for a Systematic Withdrawal Plan. If so eligible, the investor may arrange for fixed withdrawal payments (minimum payment -- $100; maximum payment -- 1% per month or 3% per quarter of the total net asset value of the Fund shares in the shareholder account at inception of the Systematic Withdrawal
Plan) at regular monthly or quarterly intervals.

     Withdrawal payments are made to the investor or to the beneficiaries designated by him. An investor is not eligible for a Systematic Withdrawal Plan if he is making regular purchase payments pursuant to the Systematic Investment Plan described above.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividends from the Fund's net investment income, if any, are distributed at least quarterly. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized from the sale of portfolio securities is distributed at least annually. Unless the Trust receives instructions to the contrary from a shareholder before the record date, it will be assumed that the shareholder wishes to receive both dividends and capital gain distributions in additional Fund shares. Instructions continue in effect until the Trust is notified in writing that a change is desired. All reinvested dividends and capital gain distributions are reinvested in additional Fund shares on the payment date at those shares' net asset value on that day. Account statements are mailed to shareholders evidencing each reinvestment. If the Trust has received instructions that a shareholder wishes to receive dividends and capital gain distributions from the Fund in cash, and the U.S. Postal Service cannot deliver a check representing the payment thereof, or if any such check remains uncashed for six months, the check(s) will be reinvested in Fund shares at the then current net asset value per share of the Fund and the shareholder's election will be changed so that future distributions will be received in additional Fund shares.

TAXATION OF THE FUND

     The Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders. To the extent, however, that the Fund does not distribute to its shareholders by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts, a 4% excise tax will be imposed on the Fund.

TAXATION OF SHAREHOLDERS

     Dividends from the Fund's investment company taxable income are taxable to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), as ordinary income, whether received in cash or reinvested in additional Fund shares, to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain, when designated as such, are taxable to those shareholders as long-term capital gains, whether received in cash or reinvested in additional Fund shares and regardless of the length of time the shares have been held. Under the Taxpayer Relief Act of 1997 ("Act"), different maximum tax rates apply to net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) on capital assets held for more than 18 months. The Act, however, does not address the application of these rules to distributions by RICs, including whether a RIC's holding period can be "passed through" to its shareholders. Instead, the Act authorizes the issuance of regulations to do so. Accordingly, shareholders should consult their tax advisers as to the effect of the Act on distributions by the Fund to them of net capital gain.

     To the extent the Fund's dividends are attributable to interest on U.S. Treasury securities or other "direct" obligations of the United States, they will be exempt from state and local tax. The Fund advises its shareholders of the amount and federal tax status of distributions paid (or deemed paid) during each calendar year following the end of that year. The Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

     A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Fund shares for shares of any other Series of the Trust generally will have similar tax consequences. Capital gain on the redemption or exchange of Fund shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above. If a shareholder purchases Fund shares within thirty days after redeeming other Fund shares at a loss, all or a part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

     The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Investors therefore are urged to consult their own tax advisers.

QUALIFIED RETIREMENT PLANS

     An investment in shares of the Fund may be appropriate for individual retirement accounts (including "education individual retirement accounts" and "Roth IRAs," both available to certain taxpayers beginning in 1998), tax deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as "Keogh plans"), simplified employee pension plans and other qualified retirement plans (including section 401(k) plans). Capital gain distributions and dividends received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or plan. Investors who are considering establishing such an account or plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in these accounts or plans through regular payroll deductions may be arranged with Distributors and the employer.

                            PERFORMANCE INFORMATION

     From time to time, quotations of the Fund's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000, assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a five and/or ten-year period has not yet elapsed, data will be provided as of the end of a period corresponding to the life of the Fund. Standardized Return assumes that all dividends and capital gain distributions were reinvested in shares of the Fund.

     In addition, other total return performance data ("Non-Standardized Return") regarding the Fund may be included in advertisements, sales literature or shareholder reports. Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); and it assumes reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted. Non-Standardized Return may consist of cumulative total returns, average annual total returns, year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods. Average annual total return refers to the annual compound rate of return of an investment in the Fund.

     The Fund may also advertise its yield. Yield reflects investment income net of expenses over a 30-day period on a Fund share, expressed as an annualized percentage of the net asset value per share at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

     The Fund's performance is increased to the extent that the Adviser or Distributor has waived all or a portion of its fee or reimbursed all or a portion of the Fund's expenses. Total return and yield figures are based on historical performance of the Fund and are not intended to indicate future performance. Additional information about the Fund's performance is contained in the Statement of Additional Information and the Fund's annual report to shareholders, each of which may be obtained without charge by contacting the Trust at the address or telephone numbers on the cover of this Prospectus.

                                  FUND SHARES

     The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust and is registered with the SEC under the 1940 Act as an open-end management investment company. The Trust currently consists of seven separate Series: the T-1 Treasury Trust, the Growth Fund, the Capital Income Fund, the Yorktown Classic Value Trust, the Yorktown Value Income Trust, the Treasuries Trust and Multiple Index Trust. The Board of Trustees may elect to add additional Series in the future, although it has no present plan to do so. This Prospectus relates only to shares of the T-1 Treasury Trust. Prior to November 23, 1994, the Fund operated under the name Global Income Fund.

     The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of separates Series. Shares of beneficial interest of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights. The shares of each Series of the Trust will be voted separately except when an aggregate vote of all Series is required by the 1940 Act.

     The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     MainStreet Trust Company, 1 Ellsworth Street, Martinsville, Virginia 24112, serves as the Fund's custodian. Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, is the Fund's transfer and dividend disbursing agent.

                              GENERAL INFORMATION

     Fund shareholders are kept informed through semi-annual and annual reports. Any inquiries should be directed in writing to the Trust at P.O. Box 2529, 2303 Yorktown Avenue, Lynchburg, Virginia 24501. Shareholders may direct general telephone inquiries to the Trust at the numbers listed on the back cover of this Prospectus. Telephone inquiries regarding shareholder account information should be directed to the Fund's transfer agent at the number listed on the back cover of this Prospectus.

                 API TRUST T-1 TREASURY TRUST ACCOUNT APPLICATION


           Please Make Checks Payable to and Addressed to: API TRUST
                    P.O. Box 26305, Richmond, Virginia 23260
                   For Questions Please Call: (800) 544-6060

Amount: $                           Confirm #:
        -------------------------               -------------------------------

Minimum Initial Investment $500, Subsequent $100

                               ACCOUNT REGISTRATION

TYPE OF ACCOUNT CHECK ONE:        [ ]         [ ] JOINT     [ ] GIFTS/TRANSFERS TO A   [ ] TRUST    [ ] BUSINESS
                               INDIVIDUAL      TENANTS               MINOR             COMPLETE D   COMPLETE E
                            COMPLETE A ONLY                                               ONLY          ONLY
                                            COMPLETE A & B      COMPLETE C ONLY

A

---------------------------------------------------  --- --- --- - --- --- - --- --- ---   ---------------
First Name, Middle Initial, Last Name                Social Security Number (Required)      Date of Birth

B

---------------------------------------------------  --- --- --- - --- --- - --- --- ---   ---------------
First Name, Middle Initial, Last Name                Social Security Number (Required)      Date of Birth

Joint account holders will be considered "joint tenants with rights of survivorship" unless otherwise specified. Joint account holders may elect to register their account as an "either/or" account. Such an election permits shares to be redeemed and certain instructions to be honored upon the request of any one of the account holders. By electing "either/or" status, checks or some written requests with only one signature, from one tenant will be honored. If "either/or" is elected, the joint account holders agree that the Fund, its transfer agent and principal underwriter shall not be held liable for any loss sustained as a result of complying with these instructions.

[   ] "Either/or" election               [   ] All signatures required

C

---------------------------------------------------                               -------------------------
Custodian's Name (only one permitted)                      As Custodian For     Minor's Name (only one permitted)

under the      Uniform Gifts/Transfers to Minors Act.
          -----                                      ------------------------------------------         -----------------------
          State                                       Minor's Social Security Number (Required)         Minor's Date of Birth


D

---------------------------------------------------  ---------------------------------------------------
Name of Trustee                                      Name of Trust

---------------------------------------------------  -------------------------   -----------------------------
Name of Second Trustee (if any)                       Date of Trust (Required)  Taxpayer Identification Number
                                                                                       (Required)

E
                                                       [ ] Corporation    [ ] Partnership       [ ] Other
---------------------------------------------------                                                      ---------------
Name of Business                                                                                            Specify

---------------------------------------------------  ---------------------------------------------------
Taxpayer Identification Number                              Person to Contact Concerning Account

--------------------------------------------------------------------------------
MAILING ADDRESS

---------------------------------------------    ---------------     ---------------     ---------------
Street Address and Apartment Number or Box Number    City                State               Zip Code

I am a: [ ] U.S. Citizen [ ] Resident Alien

                                        ------------------------------  ---------------------------
                                             (Area Code) Day Phone       (Area Code) Evening Phone

    [ ] Non-Resident Alien
                         ----------------------------
                           Please Specify Country

                  (ADDITIONAL INFORMATION REQUIRED ON REVERSE)

                        CORPORATE AND TRUST CERTIFICATION

I hereby certify: (i) that I am the duly qualified Secretary of           , a
corporation duly organized and existing under the laws of       , or (ii) that
is/are the currently acting trustee(s) of            , and that all actions by
shareholders, directors, trustees and other bodies necessary to execute this Application and establish an account with API Trust have been taken; and further, that any one of the following officers or trustees, unless a greater number is specified, is, and until further notice to API Trust, will be duly authorized and empowered to purchase, sell, assign, transfer, and withdraw securities and funds from the account established hereby.

Dated this      day of             , 19
           -----       ------------     -----

----------------------------------------------------   ----------------------------------------------------
Name                                           Title   Signature of Secretary or Trust Officer

If more than one signature is required on the account, please specify the number of signatures required and identify the individuals below:

----------------------------------------------------   ----------------------------------------------------
Name                                           Title   Signature

----------------------------------------------------   ----------------------------------------------------
Name                                           Title   Signature

                              LIMITED AUTHORIZATION

I hereby authorize API Trust, its transfer agent and its principal underwriter to transmit information (such as statements) and to honor redemption instructions from the party designated below concerning my account:
Broker/Dealer [ ]   Investment Adviser [ ]

----------------------------------------------------   ----------------------------------------------------
Firm Name                                              Firm Address

(   )
----------------------------------------------------   ----------------------------------------------------
Main Office Phone Number                               Client Securities Firm Account No.

----------------------------------------------------   ----------------------------------------------------
Registered Representative Name

                               DISTRIBUTION OPTIONS

If no box below is checked, all distributions (dividends and capital gains) will be reinvested in additional shares.
[ ] I would like all dividends and capital gains (if any) reinvested in my account.
[ ] I would like all dividends and capital gains (if any) paid to me in cash.
[ ] I would like all dividends (if any) paid to me in cash and all capital gains (if any) reinvested in my account.
                            AUTOMATIC INVESTMENT PLAN

Purchases through the Automatic Investment Plan are effected on the 15th day of the month (or the following business day). Check one:

[ ] Monthly Investment                               [ ] Quarterly Investment
(March, June, September, December)

Amount of Systematic Investment $___________________ ($100 Minimum)

PLEASE ATTACH A VOIDED CHECK TO THIS APPLICATION.

                           SYSTEMATIC WITHDRAWAL PLAN

(The minimum initial investment or public offering price of any existing account must be $10,000 or more.)

[ ] Check here if you would like additional information and the Application for Systematic Withdrawal Plan sent to you.

                                    SIGNATURES

I acknowledge receipt of a current prospectus of Yorktown Classic Value Trust and agree to be bound by its terms and the terms set forth herein. As required by law and under penalties of perjury, I certify that (1) the Social Security or other taxpayer identification number (TIN) provided on this application is my correct TIN, and (2) currently I am not under IRS notification that I am subject to backup withholding. (Please strike out clause (2) if you are currently under notification.)

----------------------------------------------------   ----------------------------------------------------
Applicant                                       Date   Joint Applicant                                  Date

----------------------------------------------------   ----------------------------------------------------
Other Authorized Signature                       Date  Other Authorized Signature                       Date

      EXECUTIVE OFFICES
      American Pension Investors Trust
      P.O. Box 2529
      2303 Yorktown Avenue
      Lynchburg, Virginia 24501
      (800) 544-6060

      INVESTMENT ADVISER
      Yorktown Management & Research
        Company, Inc.
      P.O. Box 2529
      2303 Yorktown Avenue
      Lynchburg, Virginia 24501
      (800) 544-6060

      DISTRIBUTOR
      Yorktown Distributors, Inc.
      P.O. Box 2529
      2303 Yorktown Avenue
      Lynchburg, Virginia 24501
      (800) 544-6060

      TRANSFER AND DIVIDEND
        DISBURSING AGENT
      Fund Services, Inc.
      P.O. Box 26305
      Richmond, Virginia 23260
      (800) 628-4077

      CUSTODIAN
      MainStreet Trust Company
      P.O. Box 5228
      Martinsville, Virginia 24115

      INDEPENDENT AUDITORS
      Coopers & Lybrand L.L.P.
      250 West Pratt Street
      Baltimore, Maryland 21201

  No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information and representations must not be relied upon as having been authorized by the Trust or its distributor. This Prospectus does not constitute an offering by the Trust or its distributor in any jurisdiction to any person to whom such offering may not lawfully be made.

                               T-1 TREASURY TRUST
                                   PROSPECTUS

                           [T-1 TREASURY TRUST LOGO]


                    THIS PROSPECTUS IS DATED OCTOBER 1, 1997